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                                                                    EXHIBIT 10.4

                               SMARTBARGAINS, INC.

                           SECOND AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT

      SECOND AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT ("Agreement"), made as of the 16th day of September, 2003, by and among SmartBargains, Inc., a Delaware corporation (the "Company"), and the undersigned holders of capital stock of the Company.

      WHEREAS, the Company and the undersigned are parties to that certain Amended and Restated Shareholders' Agreement, dated July 26, 2002 (the "Prior Agreement");

      WHEREAS, the Company and the undersigned desire to amend and restate the Prior Agreement to clarify the rights and obligations of the parties set forth therein and have executed and delivered this Agreement, which amends, restates and supercedes the Prior Agreement;

      WHEREAS, Schedule A hereto sets forth the names of (a) those individuals or entities that are GBG Shareholders (as further defined in Section 1 hereof, each individually a "GBG Shareholder" and collectively, the "GBG Shareholders"),
(b) those individuals or entities that are Common Shareholders (together with any permitted successor or assign, each individually a "Common Shareholder" and collectively, the "Common Shareholders"), (c) America Online, Inc. ("AOL"), (d) John Kerney (individually a "Management Shareholder"), and (e) those individuals or entities listed as an Investor (together with any permitted successor or assign, each individually an "Investor" and collectively, the "Investors"), which, for the avoidance of doubt, includes AOL as an Investor hereunder (the Investors, the GBG Shareholders and Management Shareholders, collectively, the "Shareholders");

      WHEREAS, the Company desires to grant to the Shareholders certain rights of first refusal, rights to participate in sales, preemptive rights, registration rights and such other rights as set forth herein, together with such obligations and on the terms and conditions contained herein;

      WHEREAS, the Company desires to grant to the Common Shareholders certain registration rights and such other rights as set forth herein, together with such obligations and on the terms and conditions contained herein;

      WHEREAS, certain of the undersigned hold shares of the Company's Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), the Company's Series A-1 Convertible Preferred Stock, par value $0.01 per share (the Series A-1 Preferred Stock"), the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), and the Company's Series C Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), (collectively, the Series A Preferred Stock, the Series A-1 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, the "Preferred Stock");

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      WHEREAS, certain of the undersigned hold warrants to purchase shares of
Series B Preferred Stock (the "Series B Warrants") and warrants to purchase shares of Series C Preferred Stock (the "Series C Warrants", and together with the Series B Warrants, the "Warrants");

      WHEREAS, the Preferred Stock is convertible into shares of Class A Voting Common Stock, par value $0.01 per share of the Company (the "Common Stock");

      WHEREAS, the Company and certain of the undersigned who represent a majority of the outstanding shares of Preferred Stock desire to amend and restate the Prior Agreement and have executed and delivered this Agreement, which amends, restates and supercedes the Prior Agreement;

      WHEREAS, the Company and certain of the undersigned who represent two-thirds of the outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and Series B Preferred Stock, considered together as a single class on an as-converted basis into shares of Common Stock, desire to amend and restate the Prior Agreement, including the amendment, modification and waiver of the provisions of Section 6(f) of the Prior Agreement, as set forth herein, and have executed and delivered this Agreement, which amends, restates and supercedes the Prior Agreement, including Section 6(f) of the Prior Agreement;

      WHEREAS, the Company and certain of the Shareholders who represent a majority of the outstanding shares of Series C Preferred Stock desire to amend and restate the Prior Agreement, including the amendment, modification and waiver of the provisions of Section 6(f) of the Prior Agreement, as set forth herein, and have executed and delivered this Agreement, which amends, restates and supercedes the Prior Agreement, including Section 6(f) of the Prior Agreement;

      WHEREAS, the Company and all of the Common Shareholders desire to amend and restate the Prior Agreement, including the amendment, modification and waiver of the provisions of Section 6(f) of the Prior Agreement, as set forth herein, and have executed and delivered this Agreement, which amends, restates and supercedes the Prior Agreement, including Section 6(f) of the Prior Agreement.

      NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future shareholders, the parties hereby agree with each other as follows:

      1.    Definitions. As used in this Agreement:

      "GBG Shareholder" shall mean each of those holders of capital stock of the Company listed as a GBG Shareholder on Schedule A hereto, which, for the avoidance of doubt, includes Gordon Brothers Group, LLC ("Gordon Brothers") as a GBG Shareholder hereunder. GBG Shareholder shall also include any Permitted Transferee (as defined in Section 2 hereof) of a GBG Shareholder. Notwithstanding anything contained in this Agreement to the contrary, a GBG Shareholder shall remain a GBG Shareholder hereunder only for so long as such individual or entity continues to hold any of the shares of capital stock of the Company received by such

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individual or entity pursuant to a Permitted Transfer (as defined in Section 2 hereof) from a GBG Shareholder.

      "Major Investor" shall mean a Shareholder who, together with its affiliates, owns shares of Preferred Stock having an aggregate value of at least $5,000,000, calculated based on the purchase price of such shares of Preferred Stock at the time such shares were purchased from the Company.

      "Shares" shall mean and include all shares of the Common Stock and shares issued upon exercise of any vested options or warrants to purchase shares of Common Stock and/or Preferred Stock, and other equity securities of the Company convertible into Common Stock, including Preferred Stock, on an as converted basis now owned or hereafter acquired by a Shareholder.

      2. Prohibited Transfers and Other Matters. No GBG Shareholder, Management Shareholder or Common Shareholder shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his Common Stock except in compliance with the applicable terms of this Agreement. To the extent any other agreement between the Company and a GBG Shareholder, Management Shareholder or Common Shareholder provides for restrictions on the transfer of shares of Common Stock by such GBG Shareholder, Management Shareholder or Common Shareholder that conflict with the terms of this Agreement, the terms of this Agreement shall govern. Notwithstanding anything to the contrary contained in this Agreement, no transfer restriction contained in this Agreement shall apply to any transfer (a) by any party hereto that is a partnership to its partners or former partners in accordance with partnership interests, (b) by a limited liability company to its members or former members in accordance with their interests in the limited liability company, (c) by a corporation, partnership or limited liability company to any other corporation, partnership, limited liability company or any other entity or organization directly or indirectly controlling, controlled by, or under common control with the transferor, (d) by an individual to such individual's family members or a trust for the benefit of such individual's family members, (e) from one GBG Shareholder to any other GBG Shareholder (or to an employee of Gordon Brothers pursuant to Section 12 of the Operating Agreement dated June 13, 2000 between the Company and Gordon Brothers), or (f) from Gordon Brothers to any employee, consultant or affiliate of Gordon Brothers, in a distribution or other transfer directly from Gordon Brothers; provided that in each case the transferee will be subject to the terms of this Agreement as if it were an original party hereto to the same extent and subject to the provisions applicable to the transferor (any such transfer being referred to herein as a "Permitted Transfer" and any transferee of shares in a Permitted Transfer being referred to herein as a "Permitted Transferee").

      3. Right of First Refusal on Dispositions of a Management Shareholder, GBG Shareholder or Common Shareholder.

            (a) If at any time a Management Shareholder, GBG Shareholder or Common Shareholder desires to sell or otherwise transfer (other than a Permitted Transfer) any shares of Common Stock (other than Common Stock directly or indirectly issued upon conversion of the Preferred Stock or the exercise of the Warrants) (a "Selling Shareholder") pursuant to a bona fide offer from a third party (the "Proposed Transferee"), the Selling Shareholder shall submit a written offer to the Company (the "Company Offer") to sell such shares of Common Stock (the

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"Offered Shares") to the Company on terms and conditions, including price, not less favorable than those on which the Selling Shareholder proposes to sell such Offered Shares to the Proposed Transferee. The Company Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Selling Shareholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Company Offer shall further state that the Company may acquire, in accordance with the provisions of this Agreement, all, or any portion of the Offered Shares for the price and upon the other terms and conditions set forth therein.

            (b) The Company shall have the first option to purchase the Offered Shares. If the Company desires to purchase some or all of the Offered Shares, it shall communicate in writing its election to purchase the Offered Shares to the Selling Shareholder and the other Shareholders, which such communication shall be given within 20 days of the date the Company Offer was made. Such communication shall, when taken in conjunction with the Company Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares.

            (c) To the extent that the Company does not elect to purchase all or any portion of the Offered Shares, the Shareholders that are holders of Preferred Stock (the "Preferred Shareholders") other than the Selling Shareholder shall have a second option to purchase any Offered Shares that are not purchased by the Company (the "Remaining Shares"). The Selling Shareholder shall submit a written offer to such Preferred Shareholders (the "Shareholder Offer") to sell the Remaining Shares to such Preferred Shareholders on terms and conditions, including price, not less favorable than those on which the Selling Shareholder proposes to sell the Offered Shares to the Proposed Transferee. The Shareholder Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold to the Proposed Transferee, the total number of Shares purchased by the Company, the total number of Shares owned by the Selling Shareholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Shareholder Offer shall further state that such Preferred Shareholders may acquire, in accordance with the provisions of this Agreement, all, or any portion of the Remaining Shares for the price and upon the other terms and conditions set forth therein.

            (d) Upon receipt of the Shareholder Offer, Preferred Shareholders (other than the Selling Shareholder) shall have the right to purchase that number of Remaining Shares as shall be equal to the number of such Remaining Shares multiplied by a fraction, the numerator of which shall be the number of shares of Preferred Stock, on an as converted basis into shares of Common Stock, then owned by such Preferred Shareholder and the denominator of which shall be the aggregate number of shares of Preferred Stock, on an as converted basis into shares of Common Stock, then owned by all of the Preferred Shareholders who elect to purchase the Remaining Shares. The amount of such Remaining Shares that each Preferred Shareholder is entitled to purchase under this Section 3(d) shall be referred to as its "Pro Rata Fraction." A Preferred Shareholder may designate, at any time prior to actual purchase, any affiliate of such Preferred Shareholder as the entity entitled to purchase all or a portion of such Preferred Shareholder's Pro Rata Fraction of the Remaining Shares (and/or any over-subscription pursuant to Section 3(e)), provided that (i) such designee agrees to be bound by the terms of this Agreement in the same capacity as the Preferred Shareholder hereunder and (ii) the purchase of

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such Remaining Shares by such designee does not violate the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws.

            (e) Each Preferred Shareholder shall have a right of oversubscription such that if any Preferred Shareholder fails to accept the Shareholder Offer as to its full Pro Rata Fraction, the remaining Preferred Shareholders shall, among them, have the right to purchase up to the balance of the Remaining Shares not so purchased. The Preferred Shareholders may exercise such right of oversubscription by accepting the Shareholder Offer for the Remaining Shares as to more than their Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Remaining Shares available in respect of such oversubscription privilege, the oversubscribing Preferred Shareholders shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves.

            (f) Those Preferred Shareholders who desire to purchase all or any part of the Remaining Shares shall communicate in writing their election to purchase such Remaining Shares to the Selling Shareholder and the Company, which communication shall state the number of Remaining Shares said Preferred Shareholder desires to purchase and shall be provided within ten (10) business days of the date the Shareholder Offer was made. The Company shall forward such communication to the other Shareholders. Such communication shall, when taken in conjunction with the Shareholder Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Remaining Shares (subject to the aforesaid limitations as to the right of the Preferred Shareholders to purchase more than their Pro Rata Fraction).

            (g) Sales of such Offered Shares to be sold to the Company or sales of such Remaining Shares to be sold to the Preferred Shareholders pursuant to this Section 3 shall be made at the offices of the Company within sixty (60) days following the date the Company Offer or the Shareholder Offer, as the case may be, was made.

            (h) If the Company and/or the Preferred Shareholders do not purchase all of the Offered Shares and Remaining Shares, as applicable, then all, but not fewer than all, of the remaining Offered Shares and Remaining Shares, as the case may be, may be sold by the Selling Shareholder at any time within 120 days after the date the Offer was made, subject to the provisions of
Section 4 hereof. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Company Offer and/or the Shareholder Offer. If the Offered Shares and Remaining Shares, as the case may be, are not sold within such 120-day period, they shall continue to be subject to the requirements of a prior offer pursuant to this Section 3, and may not be transferred except in compliance with the provisions of this Section 3. If Offered Shares and Remaining Shares, as the case may be, are sold pursuant to this Section 3 to any purchaser who is not a party to this Agreement, the purchaser of such Offered Shares or Remaining Shares, as applicable, shall execute a counterpart of this Agreement as a precondition of the purchase of such Offered Shares or Remaining Shares, as applicable, and any Offered Shares or Remaining Shares, as applicable, sold to such purchaser shall continue to be subject to the provisions of this Agreement.

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            (i)   Notwithstanding anything contained herein to the contrary, the provisions of this Section 3 shall not apply to any Permitted Transfer. Notwithstanding anything contained herein to the contrary, no Management Shareholder shall be entitled to participate in any purchase of shares pursuant to this Section 3 unless at the time such Management Shareholder participates therein such Management Shareholder is an employee of the Company.

      4.    Participation in Sales.

            (a) If, following the Selling Shareholder's compliance with the provisions of Section 3 hereof, there are any Offered Shares that remain to be sold to a Proposed Transferee, then, prior to and as a condition of such sale by the Selling Shareholder (the "`Section 4 Selling Shareholder") to the Proposed Transferee, each other Shareholder shall have the right to sell to the Proposed Transferee, at the same effective price per share on an as-converted basis into shares of Common Stock and on the same terms and conditions as involved in such sale by the Section 4 Selling Shareholder, a pro rata portion of the amount of Shares proposed to be sold to the Proposed Transferee by the Section 4 Selling Shareholder. The "pro rata portion" of Shares which each Shareholder shall be entitled to sell to the Proposed Transferee shall be that number of Shares as shall equal the number of Shares proposed to be sold to the Proposed Transferee by the Section 4 Selling Shareholder multiplied by a fraction, the numerator of which shall be the number of Shares then owned by such Shareholder wishing to participate in the sale, and the denominator of which shall be the aggregate number of Shares then owned by the Section 4 Selling Shareholder and all other Shareholders wishing to participate in any sale under this Section 4.

            (b) If the Section 4 Selling Shareholder wishes to make a sale to a Proposed Transferee which is subject to this Section 4, the Section 4 Selling Shareholder shall, after complying with the provisions of Section 3 hereof, give to each other Shareholder notice of such proposed sale. Such notice shall state that all Shares were not purchased pursuant to the Company Offer and the Shareholder Offer as set forth in Section 3 hereof. Such notice shall be given at least twenty (20) days prior to the date of the proposed sale to the Proposed Transferee. Each other Shareholder wishing to so participate in any sale under this Section 4 shall notify the Section 4 Selling Shareholder in writing of such intention within fifteen (15) days after such other Shareholder's receipt of the notice described in the preceding sentence.

            (c) The Section 4 Selling Shareholder and each Shareholder wishing to participate in such sale shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those in the notice provided by the Section 4 Selling Shareholder under subparagraph (b) above; provided, however, that any purchase of less than all of such Shares by the Proposed Transferee shall be made from the Section 4 Selling Shareholder and each participating Shareholder pro rata based upon the "pro rata portion" of the Shares that the Section 4 Selling Shareholder and each participating Shareholder is otherwise entitled to sell pursuant to Section 4(a) hereof.

            (d) If any Shares are sold pursuant to this Section 4 to any purchaser who is not a party to this Agreement, the purchaser of such Shares shall execute a counterpart of this Agreement as a precondition to the purchase of such Shares and such Shares shall continue to be

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subject to the provisions of this Agreement to the same extent that such Shares would have been subject to this Agreement had the Section 4 Selling Shareholder continued to hold such Shares.

            (e) The rights granted to the Shareholders under Sections 3 and 4 hereof shall expire immediately prior to, and shall not apply in connection with, the consummation of the first Qualified Public Offering (as defined in Section 9 hereof). Notwithstanding anything contained herein to the contrary, the provisions of this Section 4 shall not apply to any Permitted Transfer.

            (f) Notwithstanding anything contained herein to the contrary, no Management Shareholder shall have any rights to participate in sales pursuant to this Section 4 unless, at the time such Management Shareholder exercises such right, such Management Shareholder is an employee of the Company. Nothing herein shall relieve any Management Shareholder from its obligation to comply with this
Section 4 as a Section 4 Selling Shareholder.

            (g) Notwithstanding anything contained herein to the contrary, the rights of any GBG Shareholder to participate in sales pursuant to this Section 4 shall, if exercised, be exercised by Gordon Brothers, as the designated representative for all of the GBG Shareholders. Any notice to a GBG Shareholder required by this Section 4 shall be deemed effective if given in accordance with this Section 4 to Gordon Brothers, on behalf of the GBG Shareholders. Gordon Brothers shall have the right on behalf of itself and the other GBG Shareholders to participate in sales pursuant to this Section 4. For purposes of Section 4(a) hereof, the "pro rata portion" of Shares that Gordon Brothers, on behalf of all of the GBG Shareholders, shall be entitled to sell to the Proposed Transferee shall equal the number of Shares proposed to be sold to the Proposed Transferee by the Section 4 Selling Shareholder multiplied by a fraction, the numerator of which shall be the number of Shares then owned in the aggregate by Gordon Brothers and all of the other GBG Shareholders, and the denominator of which shall be the aggregate number of Shares then owned by the Section 4 Selling Shareholder, the Shares owned by Gordon Brothers and all of the other GBG Shareholders and all other Shareholders wishing to participate in any sale under this Section 4.

      5.    Drag Along Rights.

            (a) If at any time following the date hereof, the Company's Board of Directors and holders of a majority of the Preferred Stock then outstanding (voting as a single class on an as-converted basis into shares of Common Stock) (the "Majority Shareholders") shall vote or otherwise enter into an agreement to
(A) sell in a bona fide arms' length transaction at least 75% of the Shares owned by such Majority Shareholders to any independent third party, person or group of persons who are not affiliated with the Majority Shareholders, or (B) enter into a bona fide arms' length transaction pursuant to which the Company agrees to merge with or into another entity or agrees to sell all or substantially all of the assets of the Company to, another independent, third party entity that is not affiliated with the Majority Shareholders (in each case a "Corporate Transaction"), then the Majority Shareholders may require that each Shareholder and each Common Shareholder sell a number of Shares owned by such Shareholder or Common Shareholder (equal to the number of Shares owned by such Shareholder or Common Shareholder multiplied by a fraction, the numerator of which is the number of Shares to be sold by the Majority Shareholders in such transaction and the denominator of which is all of the

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Shares owned by the Majority Shareholders), to such independent third party, person or group of persons at the same price per share and on the same terms and conditions as are applicable to the proposed sale by such Majority Shareholders and/or vote such securities in favor of the Corporate Transaction. Each Shareholder and Common Shareholder hereby grants to the President of the Company an irrevocable proxy, coupled with an interest, to vote all shares of capital stock owned by such Shareholder or Common Shareholder and to take such other actions to the extent necessary to carry out the provisions of this Section 5 in the event of any breach by such Shareholder or Common Shareholder of its obligations hereunder.

            (b) In order to exercise the rights under this Section 5, the Majority Shareholders must give notice to each Shareholder and Common Shareholder (other than the Majority Shareholders) not less than thirty (30) days prior to the proposed date upon which the contemplated Corporate Transaction is to be consummated.

            (c) The obligations of the Shareholders and Common Shareholders pursuant to this Section 5 are subject to the satisfaction of the following conditions:

                  (i) upon the consummation of the Corporate Transaction, each of the Shareholders and Common Shareholders shall receive the same proportion of the aggregate consideration from such Corporate Transaction that such Shareholder or Common Shareholder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to the entrance into the first agreement entered into in connection with, and prior to, such Corporate Transaction (giving effect to applicable orders of priority);

                  (ii) if any holders of a class or series of capital stock are given an option as to the form and of consideration to be received, each other holder of such class or series shall be given the same option;

                  (iii) the Corporate Transaction must be a bona fide, arms' length transaction;

                  (iv) the purchaser, acquirer or similar counterparty in the Corporate Transaction must not be affiliated with any of the Majority Shareholders, including, without limitation, that the purchaser, acquirer or similar counterparty must not, directly or indirectly, be a stockholder, officer, director, partner, member or manager of any of the Majority Shareholders;

                  (v) prior to the Corporate Transaction, the purchaser, acquirer or similar counterparty in the Corporate Transaction must not, directly or indirectly, control, be controlled by, or be under common control with, any of the Majority Shareholders;

                  (vi) if any Shareholder obtains in connection with the Corporate Transaction any contractual rights, such as registration rights, rights of co-sale, preemptive rights, and the like, each other Shareholder shall receive substantially commensurate contractual rights in connection with such Corporate Transaction;

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                  (vii) no options, warrants or similar rights to acquire equity in the purchaser or acquirer (or its parent) in the Corporate Transaction may be granted, issued or sold to any Shareholder unless granted, or issued to each Shareholder on a pro rata basis (except for options granted to Shareholders who are employees of the Company), based on the proportion of outstanding Common Stock held by each Shareholder as of immediately prior to the consummation of the Corporate Transaction (assuming conversion of all then outstanding Preferred Stock of the Company);

                  (viii) each holder of then currently exercisable rights to acquire capital stock of the Company (whether by exercise of a security, conversion of a security or otherwise) shall be given adequate opportunity to exercise such rights prior to consummation of the Corporate Transaction;

                  (ix) no Shareholder or Common Shareholder shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Corporate Transaction and no Shareholder or Common Shareholder shall be obliged to pay more than such Shareholder's or Common Shareholder's pro rata share (based upon the amount of consideration received) of reasonable expenses incurred in connection with a consummated Corporate Transaction to the extent such costs are incurred for the benefit of all Shareholders and Common Shareholders and are not otherwise paid by the Company or the acquiring party (costs incurred by or on behalf of a Shareholder or Common Shareholder for such Shareholder's or Common Shareholder's sole benefit will not be considered costs of the transaction hereunder), provided that a Shareholder's or Common Shareholder's liability for such expenses shall be capped at the total purchase price received by such Shareholder or Common Shareholder in such Corporate Transaction for such Shareholder's or Common Shareholder's Shares;

                  (x) in the event that the Shareholders and Common Shareholders are required to provide any representations or indemnities in connection with the Corporate Transaction, each Shareholder and Common Shareholder shall not be liable for more than such Shareholder's or Common Shareholder's pro rata share (based upon the amount of consideration received) of any liability for misrepresentation or indemnity and such liability shall not exceed the total purchase price or consideration received by such Shareholder or Common Shareholder for such Shareholder's or Common Shareholder's Shares in such Corporate Transaction; and

                  (xi) each Shareholder and Common Shareholder shall only be obligated to make representations or warranties in any such Corporate Transaction as to such Shareholder's or Common Shareholder's (A) title and ownership of the Shares to be sold by such Shareholder or Common Shareholder,
(B) authorization, execution and delivery of relevant documents by such Shareholder or Common Shareholder, and (C) the enforceability of relevant documents against such Shareholder or Common Shareholder.

      6.    Preemptive Rights.

            (a) Right of Purchase. The Company hereby grants to each Preferred Shareholder the right to purchase all or part of its pro rata share of New Securities (as defined in Section 6(b) below) which the Company, from time to time, proposes to sell and issue. Such Preferred Shareholder's pro rata share, for purposes of this preemptive right, is the ratio of the

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number of shares of Preferred Stock, on an as converted basis into shares of
Common Stock, then owned by such Preferred Shareholder to the total number of shares of Preferred Stock, on an as converted basis into shares of Common Stock, then owned by all Preferred Shareholders. Each Preferred Shareholder shall have a right of over-allotment pursuant to this Section 6 such that, to the extent a Preferred Shareholder does not exercise its preemptive right in full hereunder, such additional portion of New Securities which such Preferred Shareholder did not purchase may be purchased by other Preferred Shareholders in proportion to the total number of shares of Preferred Stock, on an as converted basis into shares of Common Stock, which each such other Preferred Shareholder owns compared to the total number of shares of Preferred Stock, on an as-converted basis into shares of Common Stock, which all such Preferred Shareholders own. A Preferred Shareholder may designate, at any time prior to actual purchase, any affiliate of such Preferred Shareholder as the entity entitled to purchase all or a portion of such Preferred Shareholder's pro rata shares of New Securities (and/or any over-allotment right), provided that (i) such designee agrees to be bound by the terms of this Agreement in the same capacity as the Preferred Shareholder hereunder and (ii) the purchase of such New Securities by such designee does not violate the registration requirements of the Securities Act or any applicable state securities laws.

            (b) Definition of New Securities. "New Securities" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock, and any debt securities of the Company issued on or after the date hereof; provided that the term "New Securities" shall not include (i) shares of Common Stock issued upon conversion of the Preferred Stock, (ii) an aggregate of 14,498,300 shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights issued or issuable to employees, directors and consultants of the Corporation, in their capacity as such, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Corporation, as such number of shares of Common Stock and/or options, warrants or other rights may be increased from time to time with at least a majority of those members of the Board of Directors who are (x) Preferred Directors (as defined in Section 7) and (y) are designated by a Major Investor pursuant to Section 7 hereof (the "Specified Directors"), (iii) securities issued in connection with any senior debt bank financing or equipment lease financing if (x) such issuance has been approved by at least a majority of the Specified Directors and (y) such Specified Directors have expressly provided in writing that the terms of this Section 6(b) shall not apply to such issuance, provided, however, in the event that any other equity securities or securities exchangeable or exercisable for, or convertible into equity securities of the Corporation are issued at an effective purchase price per share of Common Stock greater than the Original Series A Conversion Value, Series A-1 Conversion Value or Series B Conversion Value (as such terms are defined in the Company's Certificate of Incorporation, as amended from time to time) but less than the Series C Conversion Value (as such term is defined in the Company's Certificate of Incorporation, as amended from time to time), then such approval and waiver shall not be effective unless it includes the approval of the Series C Designee (as defined herein), (iv) any securities issued in connection with the acquisition of any other corporation or business concern, whether by acquisition of assets or stock if such issuance has been approved by at least a majority of the Specified Directors, (v) securities issued in connection with any joint venture or strategic partnership, if such issuance has been approved by at least a majority of the

Specified Directors, (vi) shares of Series A-1 Preferred Stock issued upon conversion of Original Series A Preferred Stock, as defined in and contemplated by that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of April 17, 2002, as amended from time to time, by and between the Company and the other parties thereto (the "Series B Purchase Agreement"), (vii) up to 1,100,082 shares of Series B Preferred Stock or other securities issued upon exercise of the Series B Warrants, or (viii) up to 3,958,334 shares of Series C Preferred Stock issued or issuable upon exercise of the Series C Warrants.

            (c) Notice from the Company. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Preferred Shareholder written notice (the "Preemptive Rights Notice") of its intention, describing the type of New Securities and the price and the terms upon which the Company proposes to issue the same. Each Preferred Shareholder shall have twenty
(20) business days from the date of receipt of any such notice to agree to purchase up to the Preferred Shareholder's pro rata share of such New Securities (and any over-allotment amount pursuant to the operation of Section 6(a) hereof) for the price and upon the terms specified in the Preemptive Rights Notice by giving written notice to the Company and stating therein the quantity of New Securities that such Preferred Shareholder desires to purchase. The closing of the purchase of the New Securities shall be at the Company's principal place of business within fifteen (15) days following the expiration of the 20-day period, or at such other time or place as the Company and such Preferred Shareholders may determine.

            (d) Sale by the Company. In the event any Preferred Shareholder fails to exercise in full its preemptive right (after giving effect to the over-allotment provision of Section 6(a) hereof), the Company shall have ninety
(90) days thereafter to sell the New Securities with respect to which the preemptive right under this Section 6 was not exercised by the Preferred Shareholders, at a price and upon terms no more favorable to the purchasers thereof than specified in the Preemptive Rights Notice. To the extent the Company does not sell all the New Securities offered within said 120-day period, the Company shall not thereafter issue or sell such New Securities without first again offering such securities to the Preferred Shareholders in the manner provided above.

            (e) Termination of Rights. The rights granted to the Preferred Shareholders under this Section 6 shall expire immediately prior to, and shall not apply in connection with, the consummation of the first Qualified Public Offering. Notwithstanding anything contained herein to the contrary, no Management Shareholder shall be entitled to participate in any purchase of shares pursuant to this Section 6 unless at the time such Management Shareholder participates therein such Management Shareholder is an employee of the Company.

            (f) Amendments and Waivers. The rights of any Preferred Shareholder contained in this Section 6 may be waived with the written consent of such Preferred Shareholder. The rights of, or provisions in any manner affecting, all holders of Series A Preferred Stock, Series A-1 Preferred Stock and Series B Preferred Stock contained in this Section 6 may be amended, modified and waived with the written consent of Preferred Shareholders who then own at least two-thirds of the outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and Series B Preferred Stock, considered together as a single class, on an as-converted basis into shares of Common Stock. The rights of, or provisions in any manner affecting, all holders of Series C Preferred Stock contained in this Section 6 may be amended, modified and waived with the written consent of Preferred Shareholders who then own at least a majority of the outstanding shares of Series C
Preferred Stock. Notwithstanding the foregoing, in the event that such amendment adversely affects the obligations and/or rights of one group of Preferred Shareholders in a manner that is different from and more adverse than the effect on the obligations and/or rights of the Preferred Shareholders who approved such waiver, such amendment or waiver shall also require the written consent of a majority of Shares held by such more adversely affected group.

      7. Board of Directors. The directors designated in subsections (a)(i) through (a)(iii) and (a)(vii) and (a)(viii) of this Section 7 shall be the sole directors deemed designated by the holders of Preferred Stock (the "Preferred Directors"), irrespective of whether any other party who is entitled to designate a director under this Section 7 holds shares of Preferred Stock.

            (a) At each annual meeting of the shareholders of the Company, and at each special meeting of the shareholders of the Company called for the purpose of electing directors of the Company, and at any time at which shareholders of the Company shall have the fight to, or shall, vote for or consent to the election of directors of the Company, then, and in each event, the Shareholders shall vote or give consent with respect to all Shares owned by them for the election of a Board of Directors consisting of nine (9) directors, designated in the manner designated below:

                  (i) one director shall be designated by Highland Capital Partners V, Limited Partnership (which designee shall initially be Robert Higgins);

                  (ii) one director shall be designated by General Catalyst Group, LLC (which designee shall initially be David Fialkow);

                  (iii) one director shall be designated by Dorset Capital Management, LLC;

                  (iv) two directors shall be designated by Gordon Brothers Group, LLC (one of which designees shall initially be Michael Frieze);

                  (v) one director shall be the Company's Chief Executive Officer (which shall initially be Carl Rosendorf);

                  (vi) one director shall be designated by the mutual agreement of the other members of the Board of Directors (which designee shall initially be Norman Matthews);

                  (vii) one director shall be designated by New England Development (which designee shall initially be Stephen Karp); and

                  (viii) one director shall be designated by Maveron Equity Partners 2000, L.P., so long as Maveron Equity Partners 2000, L.P., Maveron Equity Partners 2000-B, L.P. and MEP 2000 Associates, LLC, continue to own in the aggregate at least 1,650,000 shares of Series C Preferred Stock or warrants to purchase Series C Preferred Stock (as adjusted to reflect stock splits, stock dividends or the like) (which designee shall initially be Debra Somberg) (the "Series C Designee")).

            (b) Notwithstanding anything to the contrary contained in Section 7(a) above, the parties hereto acknowledge that AOL has the right pursuant to that certain Interactive Marketing Agreement, dated June 1, 2000, between the Company and AOL, as amended to date, to designate one director to the Board of Directors at any time and the parties further agree to take such action as is necessary to permit AOL to designate such director should AOL provide written notice to the Company of its desire to designate such a director.

            (c) Any director of the Company may be removed from the Company's Board of Directors in the manner allowed by law and the Company's Certificate of Incorporation and Bylaws; provided that no Shareholder shall vote for the removal of a director designated by a party or group pursuant to Section 7(a) above, and no such vote shall be effective, unless the party or group that designated such director, voting separately among themselves in accordance with
Section 7(a) above, shall specify. If such party or group specifies the removal of such director, the Shareholders agree to vote their respective shares of capital stock of the Company owned by them or as to which they have voting power for the removal of such director. If a vacancy occurs on the Board of Directors as a result, the successor to such director shall be designated and elected in accordance with Section 7(a) above.

            (d) The Board of Directors shall maintain an Audit Committee and a Compensation Committee. The Audit Committee shall be composed of the directors designated pursuant to each of Sections 7(a)(i), 7(a)(vi) and 7(a)(viii). The Compensation Committee shall be composed of the directors designated pursuant to each of Sections 7(a)(i), 7(a)(ii) and Section 7(a)(viii).

            (e) The Company shall reimburse all of the directors for their reasonable out-of-pocket costs and expenses incurred as a result of serving on the Company's Board of Directors or any committee thereof.

      8.    Registration Rights.

            (a) Certain Definitions. As used in this Section 8, the following terms shall have the following respective meanings:

                  (i) "Holder" shall mean the person who is then the record owner of Registrable Securities or Subordinate Registrable Securities which have not been sold to the public; provided, however, that any person who was at any time an employee of the Company shall be a Holder only during such time as such person is an employee of the Company.

                  (ii) "Initiating Holders" shall mean one or more Investors or their assignees who in the aggregate are holders of at least fifty percent (50%) of the Shares held by all Investors and their assignees.

                  (iii) "Registrable Securities" shall mean (i) all of the shares of Common Stock issued or issuable upon conversion of the Preferred Stock now owned or hereafter acquired by the Investors, (ii) all shares of Common Stock issuable with respect to any securities of the Company acquired after the date hereof by any Investor that are convertible into or exercisable for shares of Common Stock and (iii) any Common Stock issued in respect of the shares described in clauses (i) and (ii) upon any stock split, stock dividend, recapitalization or other similar event.

                  (iv) The term "register" shall mean to register under the Securities Act and applicable state securities laws for the purpose of effecting a public sale of securities.

                  (v) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with subsections (b), (c) or (e) of this Section 8, including, without limitation, all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling Holders and other security holders, and the expense of any special audits incident to or required by any such registration.

                  (vi) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

                  (vii) "Subordinate Registrable Shares" shall mean shares of Common Stock (other than Registrable Securities) held as of the date hereof by the Shareholders and the Common Shareholders, or that are issued or issuable with respect thereto pursuant to any stock split or stock dividend or other such event.

            (b)   Requested Registrations.

                  (i) If at any time after the earlier of (i) one (1) year after the effective date of the first firmly underwritten registration statement effected by the Company or (ii) eighteen (18) months after the date hereof, the Company shall receive from one or more of the Initiating Holders a written request that the Company effect the registration of Registrable Securities that have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $5,000,000 (or $15,000,000 if such requested registration is in connection with the Company's initial public offering), the Company will:

                        (A) promptly give written notice of the proposed registration to all other Holders holding Registrable Securities; and

                        (B) use best efforts to file such registration as soon as practicable but in any event within 45 days and cause such registration to become effective as soon as practicable but in any event within 120 days of the initial request as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as are specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company. If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered, such limitation shall be pro rata among such Holders (including the Initiating Holders) who requested inclusion of Registrable Securities in such registration according to the number of Registrable Securities each such Holder requested to be included in such registration. No shares other than Registrable Securities shall be included in a registration effected under this subsection (b) without the consent of the Holders holding a majority of the Registrable Securities sought to be included in such registration. No registration initiated by Initiating Holders hereunder shall count as a registration under this subsection (b) unless and until it shall have been declared effective, unless such registration is later withdrawn at the request of the Initiating Holders and such request is not due to an adverse change in the Company's business or operations.

                  (ii) Selection of Underwriter. The underwriter of any underwriting requested under this subsection (b) shall be selected by the Holders holding a majority of the Registrable Securities included therein and be reasonably acceptable to the Company.

                  (iii) Limitation. The Investors shall not be permitted to require more than two registrations under this subsection (b); provided, however, that any underwriting requested under this subsection (b) in which fewer than 50%of the Registrable Securities sought to be included in such underwriting by the Holders are actually sold in the underwriting shall not count towards such limitation.

                  (iv) Deferral Rights. Notwithstanding the foregoing, if the Company shall furnish to the Holders requesting a registration statement pursuant to this subsection (b), a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its Shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in a six-month period and twice in the aggregate.

            (c)   "Piggy Back" Registrations.

                  (i) If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their registration rights, other than a registration relating solely to employee benefit plans or relating to securities issued in connection with the acquisition of another Company or other business entity, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities or Subordinate Registrable Securities (together, the "Eligible Shares"), the Company will:

                        (A) Promptly give to each Holder of Eligible Shares written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter); and

                        (B) Use its best efforts to include in such registration all the Eligible Shares specified in a written request or requests, made by any Holder within twenty (20) days after the date of delivery of the written notice from the Company described in clause (i) above (such request a "Piggyback Request"). If, in connection with any Piggyback Request or S-3 Request (as defined below) hereunder, the underwriter managing the applicable offering determines that, because of marketing factors, all of the Eligible Shares requested to be registered may not be included in the offering, the Eligible Shares shall be eliminated from such offering pro rata based upon the number of Eligible Shares requested to be so registered; provided, however, all of the Subordinated Registrable Securities and other securities included in such offering (other than shares sold by the Company and the Registrable Securities) shall be eliminated from the offering before any Registrable Securities are eliminated. If any Registrable Securities are to be eliminated from the offering, they shall be eliminated from such offering pro rata based upon the number of Registrable Securities requested to be so registered.

                  (ii) The Company shall select the underwriter for an offering made pursuant to this subsection (c).

            (d) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to subsections (b), (c) or (e) of this Section 8 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the securities registered, pro rata on the basis of the number of their shares so registered.

            (e) Registration on Form S-3. The Company shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in accordance with the provisions of the Exchange Act on or following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 8, the Holders of Eligible Shares shall have the right to request registrations on Form S-3 (such request an "S-3 Request," which shall be in writing and shall state the number of shares of Eligible Shares to be disposed of and the intended methods of disposition of such shares by the holders thereof). Upon receipt of an S-3 Request, the Company shall use all commercially reasonable efforts to file such registration as soon as practicable but in any event within 30 days and cause such registration to become effective as soon as practicable but in any event within 90 days of the S-3 Request. In no event shall the Company be required to register shares pursuant to this Section 8(e) more than one time in any twelve (12) month period or with an aggregate market value of less than $2,000,000.

            (f) Registration Procedures. In the ease of each registration effected by the Company pursuant to this Section 8, the Company will keep each Holder of Eligible Shares included in such registration (each individually a "Participating Holder", and collectively the "Participating Holders") advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such Holders:

                  (i) Keep such registration effective for a period of one hundred twenty (120) days or until the Participating Holder or Participating Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Securities Act and applicable state securities laws;

                  (ii) Use its reasonable best efforts to register or qualify the Eligible Shares covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling shareholders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

                  (iii) Furnish such number of prospectuses and other documents incident thereto as a Participating Holder from time to time may reasonably request;

                  (iv) In connection with any underwritten offering pursuant to a registration statement filed pursuant to subsection (b) of this Section 8, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and is entered into by all of the Participating Holders included in such registration;

                  (v) To the extent then permitted under applicable professional guidelines and standards, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Participating Holders, and provide copies thereof to the Participating Holders;

                  (vi) Permit the counsel to the selling shareholders whose expenses are being paid pursuant to subsection (d) of this Section 8 to inspect and copy such corporate documents as he may reasonably request;

                  (vii) Prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (viii) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (ix) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

            (g)   Indemnification.

                  (i) The Company will, and hereby does, indemnify each Participating Holder, each of its officers, directors, partners, members and managers, legal counsel and accountants and each person controlling such Participating Holder within the meaning of the Securities Act and each underwriter (as defined in the Securities
Act), if any, and each person who controls such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Participating Holder, each of its officers, directors, partners, members, managers, legal counsel and accountants, and each person controlling such Participating Holder, each such underwriter and each person who controls any such underwriter,, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to any holder that furnishes information to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such holder of Eligible Shares or underwriter and stated to be specifically for use with respect to such registration.

                  (ii) Each Participating Holder will severally but not jointly indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other Participating Holder and each of their officers, directors, partners, members and managers, legal counsel and accountants, and each person controlling a Participating Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Participating Holder's directors, officers, partners, persons, members and managers, legal counsel and accountants and underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Participating Holder and stated to be specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 8(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Participating Holder from whom indemnification is sought; and provided further, that the total amounts payable by a Participating

Holder under this subsection 8(g)(ii) shall not exceed the net proceeds received by such Participating Holder in the applicable registered offering.

                  (iii) Each party entitled to indemnification under this subsection (g) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this subsection (g) (except and to the extent the Indemnifying Party has been materially prejudiced as a consequence thereof). The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the reasonable fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall
(i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and (ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall be entitled to be reimbursed by this Indemnifying Party for its out-of-pocket expenses paid in connection with such assistance.

                  (iv) No holder of Eligible Shares shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under subsections (b) or (e) of this Section 8 which imposes indemnification or contribution obligations on such holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of subsections (b) or (c) of this Section 8 if a holder of Eligible Shares is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subparagraph
(iv).

            (h) Information by Holder. Each Participating Holder shall furnish to the Company such information regarding such Participating Holder and the distribution proposed by such Participating Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 8 or otherwise required by applicable state or federal securities laws.

            (i) Limitations on Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights.

            (j) Exception to Registration. The Company shall not be required to effect a registration under this Section 8 if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders, such Holders may sell without registration under the Securities Act the Registrable Securities for which they requested registration under the provisions of the Securities Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold, or
(ii) the Company shall have obtained from the Commission a "no-action" letter to that effect; provided that this subsection (j) shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until after the effective date of the Company's initial registration of shares under the Securities Act. Notwithstanding the foregoing, in no event shall the provisions of this subsection (j) be construed to preclude a Holder from exercising rights under this Section 8 for a period of six (6) years after the effective date of the Company's initial registration of shares under the Securities Act.

            (k) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Securities Act) to the public without registration, the Company agrees to:

                  (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                  (iii) so long as a Shareholder owns any restricted securities, furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Shareholder to sell any such securities without registration.

            (l) Listing Application. If shares of any class of stock of the Company shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Shareholder.

            (m) Damages. The Company recognizes and agrees that the Holders shall not have an adequate remedy if the Company fails to comply with the provisions of this Section 8, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder shall be entitled to seek specific performance of the Company's obligations hereunder.

            (n) "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and the managing underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that such agreement shall be applicable only:

                  (i) to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                  (ii) if all officers and directors of the Company, all securityholders holding one-percent or more of the Company's Shares, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into and are not subsequently released from similar agreements.

            (o) This Section 8 supercedes, replaces and terminates all prior registration rights granted to the Investors, including, but not limited to pursuant to Article VI of that certain Series A Convertible Preferred Stock Purchase Agreement dated as of June 13, 2000, by and between the Company and the parties thereto (the "Series A Purchase Agreement"), Article VI of the Series B Purchase Agreement, and Section 8 of the Prior Agreement, and the undersigned waive all rights they may have with respect thereto. The provisions set forth in
Article VI of the Series A Purchase Agreement, Article VI of the Series B Purchase Agreement and Section 8 of the Prior Agreement shall have no further force and effect.

      9. Term. This Agreement (other than Section 8 hereof) shall terminate on the earlier to occur of (a) immediately prior to consummation of the first Qualified Public Offering (as defined below), (b) such date as all Shares owned by the Investors and their transferees have been repurchased or redeemed by the Company, or (c) September 16, 2013. A "Qualified Public Offering" means a firmly underwritten public offering by the Company of its Common Stock pursuant to a registration statement filed and declared effective under the Securities Act, at a per share price not less than $4.00 (as adjusted for stock splits, dividends and the like) and in which the reasonably anticipated gross proceeds to the Company from such offering would not be less than $40,000,000.

      10. Failure to Deliver Shares. If any Shareholder or Common Shareholder becomes obligated to sell any Shares to another Shareholder or Common Shareholder under this

Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, such other Shareholder or Common Shareholder may, at its option, in addition to all other remedies it may have, send to the defaulting Shareholder or Common Shareholder the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the defaulting Shareholder or Common Shareholder, (a) shall cancel on its books the certificate or certificates representing the Shares to be sold and (b) shall issue, in lieu thereof, in the name of the Company, a new certificate or certificates representing such Shares, and thereupon all of the defaulting Shareholder's or Common Shareholder's rights in and to such Shares shall terminate.

      11. Specific Enforcement. Each Shareholder and Common Shareholder expressly agrees that the other Shareholders, Common Shareholders and the Company may be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Shareholder or Common Shareholder, the other Shareholders, Common Shareholders and the Company shall, in addition to all other remedies, each be entitled to apply for a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

      12. Legend. Each certificate evidencing any of the Shares now owned or hereafter acquired by the Shareholders and Common Shareholders shall bear in addition to any other legends required by other agreements or by law a legend substantially as follows:

            "Any sale, assignment, transfer or other disposition of the shares represented by this certificate is restricted by, and subject to, the terms and provisions of a certain Amended and Restated Shareholders' Agreement dated as of July 26, 2002, as amended from time to time. A copy of said Agreement is on file with the Secretary of the Corporation."

      13. Notices. Notices given hereunder shall be deemed to have been duly given (i) on the date of personal delivery, (ii) one day after deposit with federal express or other overnight courier, or (iii) on the date of postmark if mailed by certified or registered mail, return receipt requested, to the party being notified at his or its address specified on Schedule A hereto, and if not so indicated on Schedule A, at the address as set forth on the Company's stock ledger records or such other address as the addressee may subsequently notify the other parties of in writing.

      14. Entire Agreement and Amendments. This Agreement amends, restates and supercedes the Prior Agreement in its entirety and constitutes the entire agreement of the parties with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the Company and Preferred Shareholders holding a majority of the outstanding shares of Preferred Stock held by all Preferred Shareholders, voting together as a single class on an as-converted basis into shares of Common Stock. Any such waiver, modification, amendment, or termination agreement shall be effective and binding on all Shareholders and Common Shareholders, whether or not such Shareholders or Common Shareholders consented to such waiver, modification, amendment, or termination agreement; provided, however, that no such waiver, modification, amendment, or termination which adversely affects the rights of one group of Shareholders hereunder in a manner that is different from and more adverse than the affect of such waiver, modification, amendment or termination on the rights of the Shareholders who approved such waiver, modification, amendment or termination shall be effective against such adversely affected group of Shareholders unless also approved by holders of a majority of Shares held by such adversely affected group; provided further, however, that no amendment shall be made to the rights of any party hereto to nominate or designate a director pursuant to Section 7 without the written consent of such party and that no amendment shall be made to Section 5 without the written consent of the holders of a majority of the outstanding shares of Series C Preferred Stock. Each of the Shareholders and Common Shareholders represents that he, she or it is not a party to any other agreement which would prevent him, her or it from performing his, her or its obligations hereunder. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. Notwithstanding anything to the contrary in this Section 14, the amendment, modification or waiver of any provision of Section 6 of this Agreement shall be governed by
Section 6(f) of this Agreement and not Section 14 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, the waiver, modification, amendment, or termination of this Agreement or any provision of this Agreement, including Section 6 of this Agreement, shall not require the consent of any Common Shareholder.

      15. Authorization of Additional Shares of Series C Preferred Stock For Issuance upon Exercise of Warrants. The Company, the Common Shareholders and the Shareholders agree to take or cause to occur any an all such actions, including, without limitation, execution of documents, execution of consents, calling of one or more special stockholders' meetings, casting of votes at such special stockholders' meetings, amendment of the Certificate of Incorporation of the Company to increase the number of authorized shares of Preferred Stock and authorized or designated number of shares of Series C Preferred Stock or otherwise, and amendment of the by-laws of the Company, as may be necessary to create and authorize for issuance any such number of additional shares of Series C Preferred Stock as may be required so that sufficient shares of Series C Preferred Stock are authorized and available for issuance upon exercise of the Series C Warrants.

      16. Governing Law; Successors and Assigns. This Agreement shall be governed by the internal laws of the State of Delaware without giving effect to the conflicts of laws principles thereof and, except as otherwise provided herein, shall be binding upon and inure to the benefit of the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

      17. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carded out as if any such illegal, invalid or unenforceable provision were not contained herein.

      18. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

      19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      ***

               SECOND AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

                           Counterpart Signature Page

      IN WITNESS WHEREOF, this Agreement has been executed as an instrument under SEAL as of the date and year first above written.

                                 SMARTBARGAINS, INC.

                                 By: /s/ Carl Rosendorf
                                    ____________________________________________
                                    Name:  Carl Rosendorf
                                    Title: President and Chief Executive Officer

                                 GORDON BROTHERS GROUP, LLC

                                 By: /s/ Alan R. Goldstein
                                    ____________________________________________
                                    Name: Alan R. Goldstein
                                    Title: CFO and Manager

                                 GBG HOLDING, INC.

                                 By: /s/ Alan R. Goldstein
                                    ____________________________________________
                                    Name: Alan R. Goldstein
                                    Title: Treas.

                                 /s/ Bruce J. Armbruster
                                 _______________________________________________
                                 Bruce J. Armbruster


                                 /s/ Debra A. Anderson
                                 _______________________________________________
                                 Debra A. Anderson


                                 /s/ David Gage Andrews
                                 _______________________________________________
                                 David Gage Andrews


                                 /s/ Michael D. Chartock
                                 _______________________________________________
                                 Michael D. Chartock


                                 _______________________________________________
                                 Cynthia R. Cohen

     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 /s/ Mitchell H. Cohen
                                 -----------------------------------------------
                                 Mitchell H. Cohen

                                 /s/ Lee L. Cote
                                 -----------------------------------------------
                                 Lee L. Cote


                                 DJM Asset Management, Inc.

                                 By:/s/ Emilio Amendola
                                    --------------------------------------------
                                    Name:  Emilio Amendola
                                    Title: President


                                 DJM Realty Services, Inc.

                                 By: /s/ Andrew Graiser
                                    --------------------------------------------
                                    Name:  Andrew Graiser
                                    Title: Co-President

                                 /s/ Richard P. Edwards
                                 -----------------------------------------------
                                 Richard P. Edwards

                                 /s/ David M. Frieze
                                 -----------------------------------------------
                                 David M. Frieze

                                 /s/ Deborah E. Frieze
                                 -----------------------------------------------
                                 Deborah E. Frieze

                                 /s/ Kenneth S. Frieze
                                 -----------------------------------------------
                                 Kenneth S. Frieze

                                 /s/ Michael G. Frieze
                                 -----------------------------------------------
                                 Michael G. Frieze


                                 -----------------------------------------------
                                 Stephen A. Goldberger Trustee of the Stephen A. Goldberger 1974 Revocable Trust

     Signature page to Second Amended and Restated Shareholders' Agreement

                                 /s/ Alan R. Goldstein
                                 -----------------------------------------------
                                 Alan R. Goldstein

                                 /s/ Philip H. Gordon
                                 -----------------------------------------------
                                 Philip H. Gordon

                                 /s/ Barry S. Greiff
                                 -----------------------------------------------
                                 Barry S. Greiff

                                 /s/ Robert Grosskopf
                                 -----------------------------------------------
                                 Robert Grosskopf

                                 /s/ Peter J. Haley
                                 -----------------------------------------------
                                 Peter J. Haley


                                 -----------------------------------------------
                                 Peter Hayes

                                 /s/ Matthew R. Kahn
                                 -----------------------------------------------
                                 Matthew R. Kahn


                                 -----------------------------------------------
                                 Yvonne P. Kizner

                                 /s/ Douglas N. Koplow
                                 -----------------------------------------------
                                 Douglas N. Koplow and Susan Hilzenrath, as
                                 Trustees under the Koplow Par B Generation
                                 -Skipping Trust f/b/o Deborah R. Koplow

                                 /s/ Douglas N. Koplow
                                 -----------------------------------------------
                                 Douglas N. Koplow and Susan Hilzenrath, as
                                 Trustees under the Koplow Par B Generation-
                                 Skipping Trust f/b/o Stacey N. Koplow

                                 /s/ Douglas N. Koplow
                                 -----------------------------------------------
                                 Douglas N. Koplow and Susan Hilzenrath, as
                                 Trustees under the Koplow Par B Generation-
                                 Skipping Trust f/b/o Douglas N. Koplow

     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 /s/ Kevin Kulinowski
                                 _______________________________________________
                                 Kevin Kulinowski


                                 /s/ Gary M. Kulp
                                 _______________________________________________
                                 Gary M. Kulp


                                 /s/ Thomas M. Lonabocker
                                 _______________________________________________
                                 Thomas M. Lonabocker


                                 /s/ Robert S. Marshall
                                 _______________________________________________
                                 Robert S. Marshall


                                 /s/ Karen A. Meier
                                 _______________________________________________
                                 Karen A. Meier


                                 /s/ Ann H. Merrill
                                 _______________________________________________
                                 Ann H. Merrill


                                 /s/ Kenneth J. Novack
                                 _______________________________________________
                                 Kenneth J. Novack, Esq.


                                 /s/ Patricia E. Parent
                                 _______________________________________________
                                 Patricia E. Parent


                                 /s/ Jeffrey Pollock
                                 _______________________________________________
                                 Jeffrey Pollock


                                 /s/ Robert C. Sager
                                 _______________________________________________
                                 Robert C. Sager


                                 /s/ Elaine H. Sager
                                 _______________________________________________
                                 Elaine H. Sager, Custodian for Shane Sager


                                 /s/ Elaine H. Sager
                                 _______________________________________________
                                 Elaine H. Sager, Custodian for Tess Sager


     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 /s/ Malcolm L. Sherman
                                 _______________________________________________
                                 Malcolm L. Sherman

                                 /s/ Lawrence Siff
                                 _______________________________________________
                                 Lawrence Siff

                                 /s/ Bradley W. Snyder
                                 _______________________________________________
                                 Bradley W. Snyder

                                 /s/ Fulton H. Stokes
                                 _______________________________________________
                                 Fulton H. Stokes


                                 WEICH & BILOTTI, INC.

                                 By: /s/ M.D. Weich
                                    ____________________________________________
                                    Name: M.D. Weich
                                    Title: President

                                 WEICH & BILOTTI, INC. c/o Mervyn D. Weich

                                 By: /s/ M.D. Weich
                                    ____________________________________________
                                 Name: M.D. Weich
                                 Title: President

                                 /s/ Mark Weinberg
                                 _______________________________________________
                                 Mark Weinberg


     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 /s/ Charles J. Anderson
                                 _______________________________________________
                                 Charles J. Anderson

                                 /s/ Jeanette T. Bedell and Peter B. Bedell
                                 _______________________________________________
                                 Jeanette T. Bedell and Peter B. Bedell, JTROS

                                 /s/ Beverly Dantz
                                 _______________________________________________
                                 Beverly Dantz and Christopher Richard Dantz, as joint tenants with right of survivorship

                                 /s/ Gerald Elovitz
                                 _______________________________________________
                                 Gerald Elovitz

                                 /s/ Ben Fischman
                                 _______________________________________________
                                 Ben Fischman

                                 /s/ Samuel J. Gerson, Executrix
                                 _______________________________________________
                                 Samuel J. Gerson

                                 /s/ Beth MacGillivray
                                 _______________________________________________
                                 Beth MacGillivray

                                 /s/ Judith A. MacGregor
                                 _______________________________________________
                                 Judith A. MacGregor

                                 /s/ Carl Rosendorf
                                 _______________________________________________
                                 Carl Rosendorf

                                 /s/ Laura S. Williams, 09/09/2003
                                 _______________________________________________
                                 Laura S. Williams

                                 /s/ Stefanie Wolf
                                 _______________________________________________
                                 Stefanie Wolf

                                 /s/ John Kerney
                                 _______________________________________________
                                 John Kerney

     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 AMERICA ONLINE, INC.

                                 By: /s/ Joseph A. Ripp
                                    ____________________________________________
                                    Name:  Joseph A. Ripp
                                    Title: Vice-Chairman

                                 BERKSHIRE FUND IV, LIMITED PARTNERSHIP

                                 By:     Fourth Berkshire Associates LLC,
                                         its General Partner

                                 By: /s/ Bradley M. Bloom
                                    ____________________________________________
                                    Name:  Bradley M. Bloom
                                    Title: Managing Director

                                 BERKSHIRE FUND V, LIMITED PARTNERSHIP

                                 By:     Fifth Berkshire Associates LLC,
                                         its General Partner

                                 By: /s/ Bradley M. Bloom
                                    ____________________________________________
                                    Name:  Bradley M. Bloom
                                    Title: Managing Director

                                 BERKSHIRE INVESTORS, LLC

                                 By: /s/ Bradley M. Bloom
                                    ____________________________________________
                                    Name:  Bradley M. Bloom
                                    Title: Managing Director

                                 DORSET CAPITAL, L.P.

                                 By: /s/ John A. Berg
                                    ____________________________________________
                                    Name:
                                    Title:

     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 GENERAL CATALYST GROUP, LLC

                                 By:    General Catalyst Group, LLC,
                                        its Managing Member

                                 By: /s/ William J. Fitzgerald
                                    ____________________________________________
                                    Name: William J. Fitzgerald
                                    Title: Member & CFO

                                 GORDON BROTHERS GROUP, LLC

                                 By: /s/ Alan R. Goldstein
                                    ____________________________________________
                                    Name: Alan R. Goldstein
                                    Title: CFO & Manager

                                 INNOVATIVE PROMOTIONS, LLC

                                 By: /s/ Stephen R. Karp
                                    ____________________________________________
                                    Name: Stephen R. Karp
                                    Title:

                                 INTERACTIVE CAPITAL PARTNERS

                                 By: /s/ J. Jeffery Nixon
                                    ____________________________________________
                                    Name: J. Jeffery Nixon
                                    Title: Managing Partner

                                   /s/ J. Jeffery Nixon
                                 _______________________________________________
                                 J. Jeffery Nixon

     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 HIGHLAND CAPITALPARTNERS V, LIMITED PARTNERSHIP

                                 By: Highland Management Partners V Limited Partnership, Inc., its General Partner

                                 By:    Highland Management Partners V, Inc.,
                                        its General Partner

                                 By: /s/ Robert Higgins
                                    ____________________________________________
                                    Name: Robert Higgins
                                    Title:

                                 HIGHLAND CAPITAL PARTNERS V-B, LIMITED
                                 PARTNERSHIP

                                 By: Highland Management Partners V Limited Partnership, Inc., its General Partner

                                 By: Highland Management Partners V, Inc., its General Partner

                                 By: /s/ Robert Higgins
                                    ____________________________________________
                                    Name: Robert Higgins
                                    Title:

                                 HIGHLAND ENTREPRENEURS' FUND V, LIMITED
                                 PARTNERSHIP

                                 By:    HEF V Limited Partnership, its
                                        General Partner

                                 By: Highland Management Partners V, Inc.,its General Partner

                                 By: /s/ Robert Higgins
                                    ____________________________________________
                                    Name: Robert Higgins
                                    Title:

     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 MADISON DEARBORN CAPITAL
                                 PARTNERS III, L.P.

                                 By: Madison Dearborn Partners III, L.P.,
                                     its General Partner

                                 By: Madison Dearborn Partners LLC,
                                     its General Partner

                                 By: /s/ Robin P. Selati
                                    ____________________________________________
                                    Name: Robin P. Selati
                                    Title: Managing Director

                                 MADISON DEARBORN SPECIAL EQUITY III, L.P.

                                 By: Madison Dearborn Partners III, L.P.,
                                     its General Partner

                                 By: Madison Dearborn Partners LLC,
                                     its General Partner

                                 By: /s/ Robin P. Selati
                                    ____________________________________________
                                    Name: Robin P. Selati
                                    Title: Managing Director

                                 SPECIAL ADVISORS FUND I, LLC

                                 By: Madison Dearborn Partners III, L.P.,
                                     its General Partner

                                 By: Madison Dearborn Partners LLC,
                                     its General Partner

                                 By: /s/ Robin P. Selati
                                    ____________________________________________
                                    Name: Robin P. Selati
                                    Title: Managing Director

                                 MAVERON EQUITY PARTNERS 2000, L.P.

                                 By:  Maveron General Partner 2000, LLC

                                      /s/ Dan Levitan
                                 _______________________________________________
                                 By:   Dan Levitan
                                 Title:

                                 MAVERON EQUITY PARTNERS 2000-B, L.P.

                                 By:  Maveron General Partner 2000, LLC

                                      /s/ Dan Levitan
                                 _______________________________________________
                                 By:   Dan Levitan
                                 Title:

                                 MEP 2000 ASSOCIATES, LLC

                                      /s/ Dan Levitan
                                 _______________________________________________
                                 By:   Dan Levitan
                                 Title:

     Signature Page to Second Amended and Restated Shareholders' Agreement

                                 MONITOR CLIPPER EQUITY PARTNERS
                                 (FOREIGN), L.P.

                                 By:   Monitor Clipper Partners, L.P.,
                                       its General Partner

                                 By:   MCP GP, Inc., its General Partner

                                 By: /s/ Travis R. Metz
                                    ____________________________________________
                                    Name:  Travis R. Metz
                                    Title: Authorized Signatory

                                 MONITOR CLIPPER EQUITY PARTNERS, L.P.

                                 By:   Monitor Clipper Partners, L.P.,
                                       its General Partner

                                 By:   MCP GP, Inc.

                                 By: /s/ Travis R. Metz
                                    ____________________________________________
                                    Name:  Travis R. Metz
                                    Title: Authorized Signatory

                                 RB INVESTMENT PARTNERS II, LLC

                                 By:____________________________________________
                                    Name:
                                    Title:

     Signature Page to Second Amended and Restated Shareholders' Agreement

                                   SCHEDULE A

GBG SHAREHOLDERS:
Gordon Brothers Group, LLC                               Douglas N. Koplow and Susan Hilzenrath, as
GBG Holding, Inc.                                           trustees under the Koplow Part B Generation-
Ambruster, Bruce J.                                         Skipping Trust f/b/o Deborah R. Koplow
Anderson, Debra A.                                       Douglas N. Koplow and Susan Hilzenrath, as
Andrews, David Gage                                         trustees under the Koplow Part B Generation-
Chartock, Michael D.                                        Skipping Trust f/b/o Douglas N. Koplow
Cohen, Cynthia R.                                        Douglas N. Koplow and Susan Hilzenrath, as
Cohen, Mitchell H.                                          trustees under the Koplow Part B Generation-
Cote, Lee L.                                                Skipping Trust f/b/o Stacey N. Koplow
DJM Asset Management, Inc.                               Kulinowski, Kevin
DJM Realty Services, Inc.                                Kulp, Gary M.
Edwards, Richard P.                                      Lonabocker, Thomas M.
Frieze, David M.                                         Marshall, Robert S.
Frieze, Deborah E.                                       Meier, Karen A.
Frieze, Kenneth S.                                       Merrill, Ann H.
Frieze, Michael G.                                       Novack, Kenneth J. Esq.
Goldberg, Stephen A., Trustee of the Stephen             Parent, Patricia E.
    A. Goldberger 1974 Revocable Trust                   Pollock, Jeffrey
Goldstein, Alan R.                                       Sager, Elaine H., Custodian for Shane Sager
Gordon, Philip H.                                        Sager, Elaine H., Custodian for Tess Sager
Greiff, Barrie S.                                        Sager, Robert C.
Grosskopf, Robert                                        Sherman, Malcolm L.
Haley, Peter J.                                          Siff, Lawrence
Hayes, Peter                                             Snyder, Bradley W.
Kahn, Matthew R.                                         Stokes, Fulton H.
Kizner, Yvonne P.                                        Weich & Bilotti, Inc.
                                                         Weich & Bilotti, Inc. c/o Mervyn D. Weich
                                                         Weinberg, Mark

COMMON SHAREHOLDERS:
Anderson, Charles                                        MacGillivray,Beth
Bedell, Jeanette T. and Peter B. JTROS                   MacGregor, Judith
Dantz, Beverly                                           Rosendorf, Carl
Elovitz, Gerald                                          Williams, Laura
Fischman, Benjamin                                       Wolf, Stefanie
Gerson, Samuel J.

MANAGEMENT SHAREHOLDER:
Kerney, John

INVESTORS:
America Online, Inc.                                     Highland Capital Partners V-B, LP
Berkshire Fund IV, LP                                    Highland Entrepreneurs' Fund V, LP
Berkshire Fund V, LP                                     Madison Dearborn Capital Partners III, LP
Berkshire Investors, LLC                                 Madison Dearborn Special Equity III, LP
Dorset Capital, LP                                       Special Advisors Fund I, LLC
General Catalyst Group, LLC                              Maveron Equity Partners 2000, LP
Gordon Brothers Group, LLC                               Maveron Equity Partners 2000-B, LP
Innovative Promotions, LLC                               MEP 2000 Associates, LLC
Interactive Capital Partners                             Monitor Clipper Equity Partners, LP
J. Jeffrey Nixon                                         Monitor Clipper Equity Partners (Foreign), LP
Highland Capital Partners V, LP                          RB Investment Partners II, LLC